[logo] MFS                                                     Annual Report
INVESTMENT MANAGEMENT                                         for Year Ended
                                                            October 31, 1996

MFS{R) WORLD GROWTH FUND

[graphic omitted]

AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND", (see page 36)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Managers' Overview ..............................................  3
Fund Facts ................................................................  4
Portfolio Managers' Profiles ..............................................  5
Portfolio Concentration ...................................................  5
Performance Summary .......................................................  6
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 34
MFS Family of Funds ....................................................... 35
Trustees and Officers ..................................................... 37

   HIGHLIGHTS

   * FOR THE 12 MONTHS ENDED OCTOBER 31, 1996, THE NET ASSET VALUE OF CLASS A SHARES PROVIDED A TOTAL RETURN OF 15.73%, CLASS B SHARES 14.77%, AND CLASS C SHARES 14.88%.

   * OVERWEIGHTING THE UNITED STATES, ONE OF THE BEST-PERFORMING WORLD MARKETS OVER THE PAST YEAR, HELPED THE FUND'S PERFORMANCE, AS DID OUR OVERWEIGHTING IN TWO STRONG SECTORS, TECHNOLOGY AND LEISURE.

   * PERFORMANCE WAS ALSO HELPED BY AN OVERWEIGHTING IN EMERGING MARKETS, ESPECIALLY IN LATIN AMERICAN COUNTRIES SUCH AS BRAZIL, MEXICO, AND PERU, WHOSE ECONOMIES APPEAR TO BE COMING OUT OF RECESSION FASTER THAN EXPECTED.

   * WHILE CONTINUED ECONOMIC SLOWDOWN IN EUROPE HURT SOME OF OUR MORE CYCLICAL-GROWTH STOCK HOLDINGS, WE BELIEVE BUYING OPPORTUNITIES HAVE BEEN CREATED BY THIS SLOWER-THAN-ANTICIPATED RECOVERY.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  Outside the United States, we see similar economic backdrops, with slow to moderate growth and low inflation in the developed countries of Europe and Japan. We believe the long-term underperformance of many of these markets relative to the United States has created some attractive valuations. European markets such as the United Kingdom and Germany have recently eased monetary policy, a trend which may continue as German and other central banks seek economic stimulus. Meanwhile, corporate earnings growth is expected to improve in these markets, which may lead to their outperforming the U.S. market.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Managers' Overview, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 12, 1996

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders:

The Fund's performance over the past year reflected our decision to continue overweighting stocks in the U.S. and emerging markets. As a result, for the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 15.73%, Class B shares 14.77%, and Class C shares 14.88%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. During this same period, the Morgan Stanley Capitol International
(MSCI) World Index, a broad, unmanaged index of global equities, returned
16.83%.

  The Fund invests in companies worldwide that are expected to grow much faster than the overall U.S. economy, in what we consider the most attractive markets with the best long-term growth potential. We have identified three of these markets: U.S. small-capitalization and emerging growth stocks, which represent 43% of the Fund's assets; growth stocks in mature foreign markets such as Europe and Japan, representing 33%; and stocks in emerging markets, representing 22%.

  Overweighting the United States, one of the best-performing world markets over the past year, helped the Fund's performance, as did our overweighting in two strong sectors, technology and leisure. The U.S. sector of the portfolio focuses on companies with dynamic earnings growth driven by leadership positions in rapidly growing markets. Thus, our holdings include software and networking companies such as Oracle, BMC Software, and Cisco, whose focus on increasing productivity is driving earnings growth. In the consumer area, lodging companies such as HFS and Promus Hotel significantly outperformed the market due to strong demand and favorable pricing. Performance was also helped by an underweighting in health maintenance organizations, where pricing and utilization trends have continued to deteriorate.

  The Fund's performance was helped by its overweighting in emerging markets, especially in Latin American countries such as Brazil, Mexico and Peru, whose economies appear to be coming out of recession faster than expected. Performance was also helped by overweighting Hong Kong and China, where solid gross domestic product growth prevailed in the face of slowing inflation, and by underweighting the rest of emerging Asia, where economic growth rates are slowing from the accelerated levels of the early 1990s. We also identified many companies in Eastern Europe whose strong export growth drove earnings acceleration and contributed to performance.

  On the negative side, performance was hurt by the Fund's holdings in Japan, a lackluster market. There, economic recovery was disappointing despite low interest rates. The continued economic slowdown in Europe also hurt some of our more cyclical-growth stock holdings. However, we believe buying opportunities have been created by this slower-than-anticipated recovery. Our favorite area now in developed foreign markets is continental Europe, where we expect companies focusing on restructuring, turnaround, and unit growth to do well in the anticipated slow economic recovery. Reflecting this strategy, major holdings include ASDA, a U.K. retailer; Wolters Kluwer, a Dutch publisher; and Novo-Nordisk, a Scandinavian pharmaceutical company.

  Looking forward, the Fund must be attentive to three different economic trends. First, we believe that U.S. growth in 1997 could be slower relative to 1996, making the higher earnings rates of U.S. emerging growth companies even more valuable. Second, we expect Europe and Japan to continue their recoveries from recession, with an accompanying acceleration in earnings growth. Third, we anticipate robust earnings increases from companies in emerging markets, where market reforms could enhance trade and open up further opportunities for development. Recognizing these pervasive trends, we are constantly searching for the fastest growing companies at the most attractive valuations.

Respectfully,

/s/ John W. Ballen          /s/ David Mannheim            /s/ Toni Y. Shimura

John W. Ballen              David Mannheim                Toni Y. Shimura
Portfolio Manager           Portfolio Manager             Portfolio Manager

  FUND FACTS

  STRATEGY:                     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK
                                CAPITAL APPRECIATION BY INVESTING IN SECURITIES
                                OF COMPANIES WORLDWIDE THAT ARE GROWING AT RATES
                                EXPECTED TO BE WELL ABOVE THE GROWTH RATE OF THE
                                OVERALL U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        NOVEMBER 18, 1993

  SIZE:                         $474.8 MILLION NET ASSETS AS OF OCTOBER 31, 1996

   PORTFOLIO MANAGERS' PROFILES

   JOHN BALLEN BEGAN HIS CAREER AT MFS AS AN INDUSTRY SPECIALIST IN 1984. A GRADUATE OF HARVARD COLLEGE, THE UNIVERSITY OF NEW SOUTH WALES AND THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS PROMOTED TO INVESTMENT OFFICER IN 1986, VICE PRESIDENT - INVESTMENTS IN 1987, DIRECTOR OF RESEARCH IN 1988 AND SENIOR VICE PRESIDENT IN 1990. IN 1993, HE BECAME DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT AND ON MAY 1, 1995 HE BECAME CHIEF EQUITY OFFICER. HE HAS BEEN PORTFOLIO MANAGER OF MFS WORLD GROWTH FUND SINCE 1993.

   DAVID MANNHEIM BEGAN HIS CAREER AT MFS IN 1988 AS A RESEARCH SPECIALIST AND WAS PROMOTED TO ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991 AND VICE PRESIDENT - INVESTMENTS IN 1992. IN 1993 HE WAS NAMED PORTFOLIO MANAGER OF MFS WORLD GROWTH FUND. MR. MANNHEIM IS A GRADUATE OF AMHERST COLLEGE AND OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT.

   TONI SHIMURA JOINED THE MFS RESEARCH DEPARTMENT IN 1987. A GRADUATE OF WELLESLEY COLLEGE AND OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT, SHE WAS PROMOTED TO INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991, AND VICE PRESIDENT - INVESTMENTS IN 1992. IN 1993, SHE WAS NAMED PORTFOLIO MANAGER OF MFS WORLD GROWTH FUND.


PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

TOP TEN HOLDINGS

HFS, INC.                                           ASTRA AB
Franchiser of hotels and real estate companies      Swedish pharmaceutical manufacturer

ORACLE SYSTEMS CORP.                                COMPUTER ASSOCIATES INTERNATIONAL, INC.
Developer and manufacturer of                       Computer software company
  database software
                                                    CISCO SYSTEMS, INC.
TECHNOLOGY SOLUTIONS CO.                            Computer network developer
Computer systems consulting company
                                                    SHARP CORP.
CADENCE DESIGN SYSTEMS, INC.                        Japanese consumer and industrial electronics
Computer software and systems company                 company

BMC SOFTWARE, INC.                                  DAIMLER-BENZ AG
Computer software company                           German automaker

LARGEST SECTORS

Miscellaneous                 64.2%
Technology                    18.5%
Leisure                        8.4%
Health Care                    4.8%
Utilities & Communications     4.7%

*For a more complete breakdown refer to Portfolio of Investments.


   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

   THE MFS WORLD GROWTH FUND HAS DESIGNATED $4,074,755 AS A LONG-TERM CAPITAL GAIN DISTRIBUTION.

   FOREIGN TAX CREDIT

   THE FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 77.24% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 8.84% OF ITS ORDINARY INCOME.

   DIVIDENDS RECEIVED DEDUCTION

   FOR THE YEAR ENDED OCTOBER 31, 1996, THE AMOUNT OF DISTRIBUTIONS FROM ORDINARY INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 1.00%.

PERFORMANCE SUMMARY

The information on the following page illustrates the historical performance of MFS World Growth Fund Class A shares and Class B shares in comparison to various market indicators. Class A share results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the Period from December 1, 1993 to October 31, 1996)

         MFS World                                       Consumer     MFS World
        Growth Fund    MSCI       Russell     S&P 500   Price Index  Growth Fund
          Class A      World       2000      Composite     U.S.        Class B
        -----------    -----      -------    ---------  -----------  -----------
12/93     9422.00     10000.0     10000.0     10000.0     10000.0      10000.0
10/94     10954.0     11464.0     10305.0     10493.0     10254.0      11547.0
10/95     11553.0     12613.0     12193.0     13252.0     10542.0      12079.0
10/96     13370.0     14737.0     14218.0     16428.0     10860.0      13863.0


AVERAGE ANNUAL TOTAL RETURNS
                                                                                        1 Year        Life of Fund+
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class A) including 5.75% sales charge                           + 9.06%              +10.36%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class A) at net asset value                                     +15.73%              +12.60%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class B) with CDSC                                              +10.77%              +10.87%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class B) without CDSC                                           +14.77%              +11.69%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class C) with CDSC                                              +13.88%              +11.80%
------------------------------------------------------------------------------------------------------------------------
MFS World Growth Fund (Class C) without CDSC                                           +14.88%              +11.80%
------------------------------------------------------------------------------------------------------------------------
Average global portfolio##                                                             +15.52%              +11.25%
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index                                +16.83%              +14.21%
------------------------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index*                                                       +16.61%              +12.82%
------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                                +24.08%              +18.54%
------------------------------------------------------------------------------------------------------------------------
Consumer Price Index#                                                                  + 3.01%              + 2.87%
------------------------------------------------------------------------------------------------------------------------

 *The Russell 2000 Total Return Index is comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.
**The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock performance.
 #The Consumer Price Index is a popular measure of change in prices.
##Source: Lipper Analytical Services.
 +Commencement of operations for class A and B shares is November 18, 1993.

Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase. See the prospectus for details.

Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A and Class C shares differ. The Class A share performance, which is included within the Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the initial sales charge generally applicable to Class A shares. Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO OF INVESTMENTS - October 31, 1996

Stocks - 84.7%
---------------------------------------------------------------------------
Issuer                                              Shares            Value
---------------------------------------------------------------------------
Foreign Stocks - 53.5%
  Argentina - 0.7%
    Banco de Galicia y Buenos Aires S.A. de
      C.V., ADR (Banks and Credit Companies)         33,821    $    613,006
    Mirgor Sacifia, ADR (Auto Parts)##*             108,000         172,800
    Perez Companc S.A. (Oils)                       102,672         652,097
    Telefonica de Argentina, ADR (Utilities
      - Telephone)                                   25,100         583,575
    YPF Sociedad Anonima, ADR (Oils)                 56,000       1,274,000
                                                               ------------
                                                               $  3,295,478
---------------------------------------------------------------------------
  Australia - 1.4%
    Broken Hill Proprietary (Mining)                 53,400    $    708,405
    News Corp. Ltd. (Media)                         430,400       2,447,496
    News Corp. Ltd., Preferred (Media)               43,700         192,088
    Sydney Harbour Casinos Ltd., Preferred
      (Entertainment)*                              655,800         934,908
    Western Mining Corp. Ltd., ADS (Metals
      and Minerals)                                 377,060       2,368,148
                                                               ------------
                                                               $  6,651,045
---------------------------------------------------------------------------
  Brazil - 2.9%
    Banco Bradesco S.A., Preferred (Banks
      and Credit Companies)                     111,171,934    $    947,986
    Brasmotor S.A., Preferred (Furniture and
      Home Appliances)*                           2,560,000         869,697
    CEMIG (Utilities - Electric)                 17,500,000         557,043
    Centrais Eletricas Brasile, ADR
      (Utilities - Electric)                         63,200       1,027,000
    Cia Brasileira de Distribuicao Grupo Pao
      de Acucar, GDS (Supermarkets)##                45,000         877,500
    Cia Cervejaria Brahma, Preferred
      (Beverages)                                 2,630,433       1,625,937
    Cia de Tecidos Norte de Minas -
      Coteminas (Textiles)                          470,000         157,841
    Cia Siderurgica de Tubarao (Steel)               23,400         409,500
    Cia Vale do Rio Doce, Preferred (Iron
      and Steel)                                     29,553         612,751
    Itausa Investimentos Itau S.A.
      (Conglomerate)                                750,000         591,356
    Petrol Brasileiros (Oils)                     8,110,000       1,049,966
    Rhodia-Ster S.A., GDR (Chemicals)##              36,000         112,500
    Sider Paulista, Pfd., "B" (Iron and
      Steel)*                                       168,000         127,557
    Souza Cruz S.A. (Tobacco)                        87,000         523,372
    Telebras, ADR (Telecommunications)               39,490       2,932,133
    Telecommunicacoes Sao Paulo,
      (Telecommunications)                          107,140          18,251
    Telecommunicacoes Sao Paulo, Preferred
      (Telecommunications)*                       2,500,000         457,510
    Usinas Siderurgicas de Minas Gerais
      S.A., ADR (Steel) ##                           94,700         970,675
                                                               ------------
                                                               $ 13,868,575
---------------------------------------------------------------------------
  Canada - 1.0%
    BioChem Pharma, Inc. (Biotechnology)*            36,400    $  1,551,550
    Echo Bay Mines Ltd. (Precious Metals and
      Minerals)                                     147,200       1,150,000
    Loewen Group, Inc. (Business Services)##         16,000         633,119
    Placer Dome, Inc. (Precious Metals and
      Minerals)                                      55,400       1,329,600
                                                               ------------
                                                               $  4,664,269
---------------------------------------------------------------------------
  Chile - 0.1%
    Moneda Chile Fund Ltd. (Finance)*+               63,000    $    567,000
---------------------------------------------------------------------------
  China - 0.3%
    Huaneng Power International, Inc., ADR
      (Utilities - Electric)                         19,800    $    301,950
    Qingling Motors Co., "H" (Automotive)           694,000         291,721
    Shanghai Petrochemical Co., Ltd. (Oils)       2,417,000         648,664
    Yizheng Chemical Fibre Co., Ltd.
      (Textiles)                                  1,476,000         341,715
                                                               ------------
                                                               $  1,584,050
---------------------------------------------------------------------------
  Colombia - 0.7%
    Banco Industrial Colombiano, ADR (Banks
      and Credit Companies)                         127,000    $  2,317,750
    Cementos Diamante S.A., ADR
      (Construction)##                               90,700       1,258,462
                                                               ------------
                                                               $  3,576,212
---------------------------------------------------------------------------
  Denmark - 0.4%
    Novo-Nordisk A/S, "B"
      (Biopharmaceuticals)                           11,336    $  1,882,494
---------------------------------------------------------------------------
  France - 3.0%
    Alcatel Alsthom Compagnie (Electrical
      Equipment)                                     40,738    $  3,465,711
    Business Objects S.A. (Computer
      Software)*                                      9,600         142,800
    Compagnie de Suez (Banks and Credit
      Companies)                                     44,380       1,905,958
    Compagnie Financiere de Paribas (Banks
      and Credit Companies)                          27,700       1,778,205
    Eaux (Compagnie Generale) (Utilities -  Water)   27,576       3,287,597
    Sidel (Machinery)                                17,412       1,158,875
    Valeo S.A. (Automotive)                          39,092       2,340,181
                                                               ------------
                                                               $ 14,079,327
---------------------------------------------------------------------------
  Germany - 3.5%
    Adidas AG (Stores)                                9,450    $    808,044
    Daimler-Benz AG (Automotive)                     90,530       5,301,790
    Hoechst AG (Chemicals)                           24,920         934,910
    Mannesmann AG (Diversified Machinery)             8,541       3,308,372
    SAP AG (Computer Software - Systems)             19,600       2,631,410
    SAP AG, ADR (Computer Software -
      Systems)##                                      8,000         354,000
    Volkswagen AG (Automotive)                        7,948       3,121,867
                                                               ------------
                                                               $ 16,460,393
---------------------------------------------------------------------------
  Hong Kong - 3.5%
    Bank of East Asia (Banks and Credit
      Companies)                                    252,360    $    985,717
    Cheung Kong Holdings (Restaurants)              245,000       1,964,639
    China Light & Power (Utilities - Electric)          400           1,857
    Citic Pacific Ltd. (Conglomerate)               200,000         972,619
    Hang Seng Bank (Banks and Credit
      Companies)                                    156,000       1,851,210
    Henderson China Holdings Ltd. (Real
      Estate)*                                      185,272         419,346
    Hutchison Whampoa (Real Estate)                 267,000       1,864,790
    New World Development Co. (Real Estate)         605,000       3,521,218
    Sun Hung Kai Properties (Real Estate)           173,000       1,969,037
    Swire Pacific Air Ltd. (Transportation)         165,000       1,456,504
    Wharf Holdings Ltd. (Real Estate)               308,000       1,270,769
    Zhenhai Refining & Chemical Co. Ltd.
      (Oils)                                      1,200,000         318,171
                                                               ------------
                                                               $ 16,595,877
---------------------------------------------------------------------------
  India - 0.9%
    Gujarat Ambuja Cements Ltd. (Building
      Materials)                                     50,000    $    412,500
    Hindalco Industries Ltd. (Mining)##               7,450         133,206
    India Gateway Fund Ltd. (Finance)+*             107,000         520,020
    ITC Ltd. (Conglomerate)                         165,000       1,463,550
    Mahanagar Telephone Nigam Ltd.
      (Telecommunications)                          190,000       1,209,578
    Tata Engineering & Locomotive Co. Ltd.
      (Autos and Trucks)                             65,000         752,535
                                                               ------------
                                                               $  4,491,389
---------------------------------------------------------------------------
  Indonesia - 0.3%
    Industrial Development Bank (Banks and
      Credit Companies)                             280,000    $    824,225
    PT Gudang Garam (Tobacco)                       144,000         575,184
                                                               ------------
                                                               $  1,399,409
---------------------------------------------------------------------------
  Israel - 0.2%
    Koor Industries Ltd., ADR (Conglomerate)          8,700    $    151,163
    NICE Systems Ltd., ADR
      (Telecommunications)*                          16,700         336,087
    Teva Pharmaceutical Industries Ltd., ADR
      (Pharmaceuticals)                               8,700         364,313
                                                               ------------
                                                               $    851,563
---------------------------------------------------------------------------
  Italy - 2.4%
    Fiat S.p.A. (Automotive)                      1,143,900    $  3,055,675
    Fila Holdings S.p.A., ADR (Apparel and
      Textiles)                                      23,600       1,699,200
    Gucci Group N.V. (Retail - Apparel)*              2,100         144,900
    Instituto Nazionale delle Assicurazioni
      (Insurance)                                   538,000         742,497
    Luxottica Group S.p.A., ADR (Consumer
      Goods and Services)                            19,000       1,206,500
    Olivetti Group (Computers)*                   2,839,628         824,951
    Pirelli S.p.A (Tire and Rubber)               1,435,400       2,543,627
    Stet Societa Finanziaria Telefonica
      S.p.A. (Telecommunications)                   293,800       1,014,171
                                                               ------------
                                                               $ 11,231,521
---------------------------------------------------------------------------
  Japan - 11.3%
    Canon, Inc. (Office Equipment)                   16,000    $    305,723
    DDI Corp. (Telecommunications)                      392       2,937,681
    Daiei, Inc. (Retail)                            245,000       2,168,902
    Daiwa Securities Co. Ltd. (Finance)             253,000       2,727,583
    Eisai Co. Ltd. (Pharmaceuticals)                 77,000       1,376,808
    Isetan Co. (Retail)                              38,000         506,267
    Ito-Yokado Co. Ltd. (Retail)                     39,000       1,941,625
    Japan Tobacco, Inc. (Consumer Goods and
      Services)                                          31         218,459
    Kawasaki Heavy Industries (Aerospace)           377,000       1,721,597
    Komori Corp. (Printing Machinery)                63,000       1,413,621
    Kyocera Corp. (Electronics)                      21,000       1,382,330
    Matsuzakaya Co., Ltd. (Retail)                   69,000         725,743
    Mitsubishi Trust & Banking (Finance)            132,000       1,943,729
    Murata Manufacturing Co. Ltd.
      (Electrical Equipment)                         17,000         545,359
    NEC Corp. (Electronics - Semiconductor)         135,000       1,467,263
    Nichido Fire & Marine Ltd. (Insurance)          250,000       1,555,789
    Nikon Corp. (Consumer Goods)                     40,000         441,756
    Nippon Steel Corp. (Steel)                      950,000       2,764,484
    Nippon Telephone & Telegraph Co.
      (Telecommunications)                              371       2,585,196
    Nissan Motor Co. (Automotive)                   419,000       3,162,056
    NKK Corp. (Steel)*                              422,000       1,057,867
    Nomura Securities (Finance)                      33,000         543,781
    NTT Data Communications Systems Co.
      (Computer Software - Systems)                      92       2,717,504
    Obayashi Corp. (Engineering and
      Construction)                                 165,000       1,269,787
    Pioneer Electronics Corp. (Electronics)          77,000       1,518,538
    Rohm Co. (Electronics)                            6,000         354,983
    Sharp Corp. (Electronics)                       359,000       5,443,685
    Sony Corp. (Electronics)                         50,100       2,999,237
    Sumitomo Bank (Banks and Credit
      Companies)                                    131,000       2,296,433
    Sumitomo Realty & Development (Real
      Estate)                                       386,000       2,801,367
    Taisei Corp. (Engineering and
      Construction)                                 149,000         914,191
                                                               ------------
                                                               $ 53,809,344
---------------------------------------------------------------------------
  Malaysia - 1.7%
    DCB Holdings Berhad (Finance)                   135,000    $    462,292
    Genting Berhad (Leisure)                        142,000       1,062,470
    Malayan Bank Berhad (Banks and Credit
      Companies)                                     71,000         702,692
    Petronas Gas Berhad (Gas)##                     152,000         619,794
    Renong Berhad (Conglomerate)                    662,000       1,043,056
    Resorts World Berhad (Entertainment)            344,000       1,974,664
    Rothmans of Pall Mall (Tobacco Products)         61,000         601,306
    Sime Darby Berhad (Conglomerate)                255,000         903,504
    Tenaga Nasional Berhad (Utilities - Electric)   155,000         619,755
                                                               ------------
                                                               $  7,989,533
---------------------------------------------------------------------------
  Mexico - 2.1%
    Cemex S.A. de C.V., "B" (Construction)          291,506    $    993,191
    Cifra S.A. de C.V. (Retail)                     490,300         631,419
    Corporacion GEO S.A. de C.V. (Home
      Builders)##*                                   45,000         807,435
    Empresas ICA Sociedad Controladora S.A.,
      ADR (Construction)                             58,500         760,500
    Fomento Economico Mexicano S.A. de C.V.,
      "B" (Brewery)                                 110,000         335,584
    Gruma S.A., "B" (Food Products)*                374,000       1,865,792
    Grupo Carso S.A. de C.V. (Conglomerate)*        138,300         337,190
    Grupo Carso S.A. de C.V., "A1"
      (Conglomerate)*                               171,300         781,752
    Grupo Financiero Banamex, "B" (Finance)         292,200         621,080
    Grupo Financiero Banamex, "L"
      (Finance)##                                    11,997          24,600
    Grupo Financiero Inbursa S.A. de C.V.,
      "B" (Finance)                                   4,825          15,685
    Kimberly-Clark de Mexico S.A. de C.V.
      (Forest and Paper Products)                    30,000         581,395
    Telefonos de Mexico S.A. (Utilities -
      Telecommunications)                         1,021,000       1,549,755
    Tubos de Acero de Mexico S.A. (Steel)*           60,000         667,500
                                                               ------------
                                                               $  9,972,878
---------------------------------------------------------------------------
  Netherlands - 0.4%
    Wolters Kluwer (Publishing)                      14,320    $  1,835,768
---------------------------------------------------------------------------
  Pakistan - 0.6%
    Cherat Cement Co. (Construction)*                16,500    $      8,542
    Fauji Fertilizer (Chemicals)*                   176,600         345,887
    Hub Power Co. (Utilities - Electric)*         1,694,500       1,441,681
    Pakistan Synthetic (Textiles)                     9,000           2,897
    Pakistan Telecom (Telecommunications)*           11,910         962,787
    Sui Northern Gas (Oil Services)                 284,200         296,042
                                                               ------------
                                                               $  3,057,836
---------------------------------------------------------------------------
  Peru - 0.9%
    Compania de Minas Buenaventura S.A.
      (Mining)                                      104,430    $    815,162
    CrediCorp. Ltd. (Finance)                       112,282       1,964,935
    Telefonica del Peru S.A. (Utilities -
      Telephone)                                    594,954       1,261,534
                                                               ------------
                                                               $  4,041,631
---------------------------------------------------------------------------
  Philippines - 0.5%
    Ayala Land, Inc., "B" (Real Estate)             854,700    $    912,027
    Manila Electric Co., "B" (Utilities -
      Electric)                                      47,387         348,540
    Philippine Long Distance Telephone Co., ADR
      (Utilities - Telephone)                         6,185         370,327
    Pilipino Telephone (Utilities - Telephone)      385,000         341,130
    San Miguel Corp., "B", ADR (Food and
      Beverage Products)                              9,768         362,610
                                                               ------------
                                                               $  2,334,634
---------------------------------------------------------------------------
  Poland - 1.2%
    Bank Rozwoju Eksportu S.A. (Banks and
      Credit Companies)                              25,000    $    742,882
    Bank Slaski S.A. w Katowicach (Banks and
      Credit Companies)                              14,000       1,295,374
    Bydgoska Fabryka Kabli S.A. (Wire and
      Cable Products)                               130,000         906,762
    Elektrim Spolka Akcyjna S.A. (Electrical
      Equipment)                                    156,373       1,307,746
    Stomil Olsztyn S.A. (Tire and Rubber)            51,960         551,035
    Wielkopolski Bank Kredytowy S.A. (Banks
      and Credit Companies)                         135,000         840,747
                                                               ------------
                                                               $  5,644,546
---------------------------------------------------------------------------
  Portugal - 0.7%
    Banco Espirito Santo e  Comercial de
      Lisboa S.A. (Banks and Credit Companies)       28,500    $    499,609
    Cimpor Cimentos Portugal (Building Materials)    34,946         732,625
    Engil SGPS (Engineering and Construction)        36,079         366,785
    Portugal Telecom S.A. (Utilities - Telephone)    33,250         862,398
    Sonae Investimentos SGPS S.A. (Forest
      and Paper Products)                            34,180         999,228
                                                               ------------
                                                               $  3,460,645
---------------------------------------------------------------------------
  Russia - 1.4%
    Fleming Russia Securities Fund,
      Preferred (Finance)*+                         110,200    $  1,116,326
    Lukoil Holding Co., ADR (Oils)                   59,900       2,336,100
    Mosenergo, ADR (Utilities - Electric)##         112,200       3,141,600
                                                               ------------
                                                               $  6,594,026
---------------------------------------------------------------------------
  Singapore - 1.2%
    City Developments Ltd. (Real Estate)            267,000    $  2,104,901
    Development Bank of Singapore Ltd.
      (Banks and Credit Companies)                   62,000         744,176
    Fraser & Neave Ltd. (Beverages)                 102,000       1,014,204
    Keppel Corp. (Transportation)                   167,000       1,245,383
    Overseas Chinese Banking Corp. Ltd.
      (Banks and Credit Companies)                   63,000         720,384
                                                               ------------
                                                               $  5,829,048
---------------------------------------------------------------------------
  South Africa - 0.6%
    De Beers Centenary AG (Diamonds -
      Precious Stones)                               21,100    $    622,572
    Free State Consolidated Gold Mines Ltd.
      (Gold Mining)                                  20,000         174,691
    Iscor Ltd. (Steel)                              225,000         160,577
    Liberty Life Association of Africa Ltd.
      (Insurance)                                    14,800         404,367
    Nedcor Ltd. (Financial Services)                 17,000         248,083
    Sappi Ltd. (Forest and Paper Products)           17,500         154,719
    Sasol Ltd. (Oils)                                50,000         609,821
    South African Breweries Ltd. (Beverages)         22,500         584,789
                                                               ------------
                                                               $  2,959,619
---------------------------------------------------------------------------
  South Korea - 0.6%
    Cho Sun Brewery (Beverages)                       7,251    $    193,595
    Commerce Bank of Korea (Banks and Credit
      Companies)                                     18,000         155,097
    Hana Bank (Banks and Credit Companies)           10,000         151,699
    Hana Bank (New) (Banks and Credit
      Companies)                                      1,731          20,797
    Korea Electric Power Corp. (Utilities -
      Electric)                                      10,420         307,289
    Korea Europe Fund (Finance)+                         42         126,000
    Korea Mobile Telecommunications
      (Telecommunications)                              272         272,825
    L.G. Chemicals (Chemicals)                       24,000         289,806
    New Korea Trust (Finance)                        92,000       1,150,000
    Samsung Electronics, GDR (Electronics)##         11,380         238,980
    Samsung Electronics, GDR (Electronics)##          3,429          54,864
    Samsung Electronics, GDR (Electronics)##            200           6,900
    Samsung Electronics, GDR (Electronics)##            664          29,880
    Shinhan Bank (Banks and Credit
      Companies)                                      1,280          20,660
                                                               ------------
                                                               $  3,018,392
---------------------------------------------------------------------------
  Spain - 0.9%
    Banco de Santander S.A. (Banks and
      Credit Companies)                               6,985    $    357,715
    Telefonica de Espania (Utilities -
      Telephone)                                    185,780       3,718,505
                                                               ------------
                                                               $  4,076,220
---------------------------------------------------------------------------
  Sweden - 1.4%
    Astra AB, Free Shares, "A"
      (Pharmaceuticals)                             142,890    $  6,561,664
    Astra AB, Free Shares, "B"
      (Pharmaceuticals)                                 402          18,338
                                                               ------------
                                                               $  6,580,002
---------------------------------------------------------------------------
  Switzerland - 1.1%
    Ciba-Geigy AG (Medical and Health
      Products)                                       1,905    $  2,336,420
    Roche Holdings AG (Pharmaceuticals)                 104         783,175
    Sandoz AG (Pharmaceuticals)                       2,022       2,327,012
                                                               ------------
                                                               $  5,446,607
---------------------------------------------------------------------------
  Taiwan - 0.7%
    GVC Corp., GDR (Computers)##*                     1,099    $    --
    Taipei Fund (Finance)                               338       2,784,444
    Yageo Corp. (Electronics)*                       23,476         217,153
    Yageo Corp. (Electronics)##*                     51,680         478,040
                                                               ------------
                                                               $  3,479,637
---------------------------------------------------------------------------
  Thailand - 0.9%
    Bank of Ayudhya Public Co. Ltd. (Banks
      and Credit Companies)                         148,000    $    423,487
    National Petrochemical PCL (Chemicals)          185,000         192,164
    Phatra Thanakit Co. (Finance)                    48,200         178,540
    Robinson Department Store Public Co.
      Ltd. (Retail)                                 110,000         184,325
    Siam Cement Public Co. Ltd. (Building
      Materials)                                      5,100         174,318
    Siam City Cement Public Co. Ltd.
      (Building Materials)                            8,600          53,935
    TelecomAsia Corp., Ltd. (Utilities -
      Telephone)                                    225,000         432,150
    Thai Euro Fund (Finance)+                        85,000       2,530,450
                                                               ------------
                                                               $  4,169,369
---------------------------------------------------------------------------
  Turkey - 0.1%
    Aksa Akrilik Kimya Sanayii A.S.
      (Textiles)                                    378,000    $     52,052
    Alarko Holding A.S. (Conglomerate)              492,600          87,032
    Arcelik A.S. (Furniture and Home
      Appliances)                                   441,515          43,592
    Turkiye Garanti Bankasi (Finance)             2,750,000         137,186
                                                               ------------
                                                               $    319,862
---------------------------------------------------------------------------
  United Kingdom - 3.7%
    ASDA Group PLC (Retail)                       1,639,300    $  3,119,597
    Cadbury Schweppes PLC (Food and Beverage
      Products)                                     107,200         892,727
    Danka Business Systems, ADR (Business
      Services)                                      49,400       1,957,475
    Glaxo Wellcome PLC (Pharmaceuticals)             34,882         547,498
    Huntingdon International Holdings PLC, ADR
      (Consumer Goods and Services)                  46,000         373,750
    Ladbroke Group PLC (Leisure)                    439,400       1,425,795
    Pace Micro Technology (Electronics)             373,800       1,386,207
    Rentokil Group PLC (Commercial Services)        276,100       1,852,442
    Safeway PLC (Supermarkets)                      398,800       2,364,323
    Vodafone Group PLC (Telecommunications)         912,600       3,525,317
                                                               ------------
                                                               $ 17,445,131
---------------------------------------------------------------------------
  Venezuela - 0.2%
    Mavesa S.A., ADR (Food and Beverage
      Products)##                                     1,645    $     10,281
    Siderurgica Venezolana Sivensa Saica
      S.A.C.A., ADR (Conglomerate)                  250,000         882,812
                                                             -------------
                                                               $    893,093
---------------------------------------------------------------------------
Total Foreign Stocks                                           $254,156,423
---------------------------------------------------------------------------
U.S. Stocks - 31.2%
  Apparel and Textiles - 0.1%
    Nine West Group, Inc.*                            5,200    $    259,350
---------------------------------------------------------------------------
  Automotive - 0.2%
    APS Holding Corp.*                               41,000    $    850,750
    Harvard Industries, Inc., "B"*                   24,000         225,000
    United Auto Group, Inc.                             700          24,063
                                                               ------------
                                                               $  1,099,813
---------------------------------------------------------------------------
  Business Machines - 1.0%
    Affiliated Computer Services, Inc., "A"*         48,900    $  2,689,500
    Sun Microsystems, Inc.*                          33,100       2,019,100
                                                               ------------
                                                               $  4,708,600
---------------------------------------------------------------------------
  Business Services - 5.2%
    Abacus Direct Corp.                                 900    $     23,625
    AccuStaff, Inc.*                                 22,700         607,225
    ADT Ltd.*                                        78,500       1,550,375
    Alco Standard Corp.                              11,000         510,125
    Computer Sciences Corp.*                         19,700       1,462,725
    CUC International, Inc.*                        114,650       2,808,925
    DST Systems, Inc.*                               54,600       1,678,950
    Employee Solutions, Inc.*                        53,400       1,181,475
    Equity Corp. International*                      22,450         516,350
    Ingram Micro, Inc.                                2,900          52,200
    International Network Services*                     800          28,600
    Learning Tree International, Inc.*              116,300       4,913,675
    SABRE Group Holdings, Inc.                       11,900         362,950
    Superior Consultant, Inc.                         2,700          66,150
    Technology Solutions Co.*                       220,000       8,552,500
    Thermo Fibergen, Inc.*                           21,700         273,962
                                                               ------------
                                                               $ 24,589,812
---------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    Autodesk, Inc.                                    1,000    $     22,875
    First Data Corp.                                 33,901       2,703,605
    Microsoft Corp.*                                  5,200         713,700
    Transaction System Architects, Inc.*             32,200       1,336,300
                                                               ------------
                                                               $  4,776,480
---------------------------------------------------------------------------
  Computer Software - Systems - 8.0%
    Adobe Systems, Inc.                               5,400    $    186,975
    BMC Software, Inc.*                              87,700       7,279,100
    Cadence Design Systems, Inc.*                   210,700       7,690,550
    Computer Associates International, Inc.          95,650       5,655,306
    Compuware Corp.*                                 24,400       1,287,100
    Informix Corp.*                                  64,700       1,435,531
    Oracle Systems Corp.*                           253,000      10,705,062
    Parametric Technology Corp.*                     30,300       1,480,913
    Sybase, Inc.*                                    36,900         650,363
    Synopsys, Inc.*                                   5,400         243,000
    USCS International, Inc.*                        19,500         351,000
    Viasoft, Inc.*                                   12,900         635,325
    Xionics Document Technologies*                   45,700         582,675
                                                               ------------
                                                               $ 38,182,900
---------------------------------------------------------------------------
  Construction Services - 0.4%
    Shaw Group, Inc.                                 87,000    $  2,142,375
---------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    Carson, Inc.                                     70,600    $  1,147,250
    Service Corp. International                      12,600         359,100
    Tyco International Ltd.                          53,800       2,669,825
                                                               ------------
                                                               $  4,176,175
---------------------------------------------------------------------------
  Electronics - 1.3%
    Altera Corp.                                     36,600    $  2,269,200
    Analog Devices, Inc.                             12,300         319,800
    Intel Corp.                                      12,000       1,318,500
    Linear Technology Corp.                          17,600         589,600
    LSI Logic Corp.*                                 36,700         972,550
    VLSI Technology, Inc.*                           17,600         303,600
    Xilinx, Inc.*                                     7,000         229,250
                                                               ------------
                                                               $  6,002,500
---------------------------------------------------------------------------
  Entertainment - 1.4%
    Cox Radio, Inc.                                  62,700    $  1,136,437
    Harrah's Entertainment, Inc.*                   115,000       1,926,250
    Hollywood Entertainment Corp.                    67,700       1,404,775
    Jacor Communications, Inc.*                      34,600         968,800
    LIN Television Corp.*                            23,200         878,700
    Sinclair Broadcast Group, Inc.                   13,300         405,650
                                                               ------------
                                                               $  6,720,612
---------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Corporate Express, Inc.                          41,500    $  1,353,938
---------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Earthgrains Co.                                   6,900    $    365,700
---------------------------------------------------------------------------
  Machinery - 0.1%
    S I Handling Systems, Inc.                       26,000    $    351,000
---------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Ventritex, Inc.*                                 11,800    $    269,188
---------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Columbia Healthcare Corp.                           600    $     21,450
    Foundation Health Corp.                             700          20,912
    HealthSource, Inc.*                              18,100         221,725
    HealthSouth Corp.*                               65,800       2,467,500
    Pacificare Health Systems, Inc., "B"*             9,900         695,475
    St. Jude Medical, Inc.*                          10,500         414,750
    United Healthcare Corp.                          61,400       2,325,525
                                                               ------------
                                                               $  6,167,337
---------------------------------------------------------------------------
  Oil Services - 0.1%
    Barrett Resources Corp.*                         10,800    $    414,450
    National Oilwell, Inc.                            1,400          32,550
                                                               ------------
                                                               $    447,000
---------------------------------------------------------------------------
  Pollution Control - 0.3%
    Republic Industries, Inc.                           900    $     28,013
    USA Waste Services, Inc.*                        40,600       1,299,200
                                                               ------------
                                                               $  1,327,213
---------------------------------------------------------------------------
  Printing and Publishing
    Pulitzer Publishing Co.                             800    $     50,800
---------------------------------------------------------------------------
  Railroads - 0.1%
    Wisconsin Central Transportation Corp.*          19,700    $    709,200
---------------------------------------------------------------------------
  Restaurants and Lodging - 5.1%
    Applebee's International, Inc.                   74,400    $  1,813,500
    HFS, Inc.*                                      246,700      18,070,775
    Promus Hotel Corp.*                              93,250       2,960,687
    Renaissance Hotel Group                          65,000       1,194,375
    U.S. Franchise Services, Inc.                     1,500          21,750
                                                               ------------
                                                               $ 24,061,087
---------------------------------------------------------------------------
  Stores - 0.7%
    General Nutrition Cos., Inc.*                    40,800    $    744,600
    Micro Warehouse, Inc.*                            8,600         197,800
    Office Depot, Inc.*                              60,600       1,189,275
    Staples, Inc.*                                   76,500       1,424,812
                                                               ------------
                                                               $  3,556,487
---------------------------------------------------------------------------
  Technology
    Spectrum Holobyte, Inc.*                         20,100    $    113,063
---------------------------------------------------------------------------
  Telecommunications - 3.5%
    3Com Corp.*                                      28,700    $  1,940,838
    Advanced Fibre Communications                       900          51,413
    Bay Networks, Inc.*                                 900          18,225
    Cabletron Systems, Inc.*                         33,100       2,064,612
    Cisco Systems, Inc.*                             91,300       5,649,187
    Glenayre Technologies, Inc.*                     73,200       1,884,900
    Heritage Media Corp.                             12,300         187,575
    International Business Communications
      Systems Inc.+*(+)                              40,300         399,776
    Sterling Commerce, Inc.*                         11,000         309,375
    Tel-Save Holdings, Inc.                           2,450          61,250
    U.S. Robotics Corp.*                                500          31,438
    Univision Communications, Inc.                   14,400         486,000
    WorldCom, Inc.                                  156,000       3,802,500
                                                               ------------
                                                               $ 16,887,089
---------------------------------------------------------------------------
  Total U.S. Stocks                                            $148,317,719
---------------------------------------------------------------------------
Total Stocks (Identified Cost, $354,125,273)                   $402,474,142
---------------------------------------------------------------------------

Warrants - 0.5%
---------------------------------------------------------------------------
Issuer                                              Shares            Value
---------------------------------------------------------------------------
  Hong Kong & China Gas Ltd.*                        27,900    $     10,284
  India Gateway Fund Ltd.+*                          16,000           --
  Intel Corp.*                                       31,300       2,218,877
---------------------------------------------------------------------------
Total Warrants (Identified Cost, $1,798,666)                   $  2,229,161
---------------------------------------------------------------------------

Convertible Bonds - 0.1%
---------------------------------------------------------------------------
                                          Principal Amount
                                              (000 Omitted)
---------------------------------------------------------------------------
  Republic of Italy, 5s, 2001 (Insurance)             $ 305    $    305,000
  Ventritex, Inc., 5.75s, 2001 (Medical and
    Health Products)                                     80         115,800
---------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $385,000)            $    420,800
---------------------------------------------------------------------------

Short-Term Obligations - 13.9%
---------------------------------------------------------------------------
  Federal Farm Credit Bank, due 11/01/96 -
    11/13/96                                        $24,485    $ 24,462,712
  Federal Home Loan Bank, due 11/12/96               11,370      11,351,830
  Federal National Mortgage Assn.,
    due 11/06/96 - 11/18/96                          20,325      20,301,108
  Student Loan Marketing Assn., due 11/01/96          9,790       9,790,000
---------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $ 65,905,650
---------------------------------------------------------------------------
Total Investments (Identified Cost, $422,214,589)              $471,029,753

Other Assets, Less Liabilities - 0.8%                             3,738,340
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $474,768,093
---------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.
  +Restricted security.
(+)Security valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
October 31, 1996
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $422,214,589)          $471,029,753
  Cash                                                                105,848
  Foreign currency, at value (identified cost, $83,730)                80,886
  Receivable for investments sold                                   5,080,597
  Receivable for Fund shares sold                                     413,471
  Interest and dividends receivable                                   327,685
  Deferred organization expenses                                       14,884
  Other assets                                                        166,494
                                                                 ------------
      Total assets                                               $477,219,618
                                                                 ------------
Liabilities:
  Payable for investments purchased                              $  1,645,108
  Payable for Fund shares reacquired                                  348,852
  Payable to affiliates -
    Management fee                                                     11,652
    Shareholder servicing agent fee                                     2,482
    Distribution fee                                                  132,597
  Accrued expenses and other liabilities                              310,834
                                                                 ------------
      Total liabilities                                          $  2,451,525
                                                                 ------------
Net assets                                                       $474,768,093
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $403,766,324
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   48,810,073
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              22,567,448
  Accumulated net investment loss                                    (375,752)
                                                                 ------------
      Total                                                      $474,768,093
                                                                 ============
Shares of beneficial interest outstanding                         25,052,300
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $172,106,103 / 9,014,099 shares of
    beneficial interest outstanding)                                 $19.09
                                                                     ======
  Offering price per share (100/94.25)                               $20.25
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets $282,668,221 / 14,977,356 shares of beneficial
    interest outstanding)                                            $18.87
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,993,769 / 1,060,845 shares of beneficial
    interest outstanding)                                            $18.85
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------
Year Ended October 31, 1996
-----------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $ 4,727,103
    Interest                                                        1,228,398
    Foreign taxes withheld                                           (448,080)
                                                                  -----------
      Total investment income                                     $ 5,507,421
                                                                  ------------

  Expenses -
    Management fee                                                $ 4,060,523
    Trustees' compensation                                             39,476
    Shareholder servicing agent fee (Class A)                         243,118
    Shareholder servicing agent fee (Class B)                         597,943
    Shareholder servicing agent fee (Class C)                          25,948
    Distribution and service fee (Class A)                            568,157
    Distribution and service fee (Class B)                          2,717,921
    Distribution and service fee (Class C)                            172,983
    Custodian fee                                                     430,870
    Printing                                                          111,407
    Postage                                                            84,802
    Auditing fees                                                      83,238
    Legal fees                                                         24,492
    Amortization of organization expenses                               6,390
    Miscellaneous                                                     507,759
                                                                  -----------
      Total expenses                                              $ 9,675,027
    Reduction of expenses by distributor                             (162,960)
    Fees paid indirectly                                              (70,021)
                                                                  -----------
      Net expenses                                                $ 9,442,046

                                                                  -----------
        Net investment loss                                       $(3,934,625)

                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $26,049,429
    Foreign currency transactions                                     876,983
                                                                  -----------
      Net realized gain on investments and foreign currency
transactions                                                      $26,926,412
                                                                  -----------
  Change in unrealized appreciation -
    Investments                                                   $37,634,292
    Translation of assets and liabilities in foreign currencies       653,636
                                                                  -----------
      Net unrealized gain on investments and foreign currency
        translation                                               $38,287,928
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $65,214,340
                                                                  -----------
          Increase in net assets from operations                  $61,279,715
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
Year Ended October 31,                                                1996                1995
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $ (3,934,625)      $ (1,957,148)
  Net realized gain on investments and foreign currency
    transactions                                                 26,926,412         38,220,302
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         38,287,928        (16,132,432)
                                                               ------------       ------------
      Increase in net assets from operations                   $ 61,279,715       $ 20,130,722
                                                               ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   (102,984)      $     --
  From net realized gain on investments and foreign
     currency transactions (Class A)                            (13,664,586)        (1,679,929)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (21,606,221)        (1,881,561)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                       (1,215,266)          (124,750)
                                                               ------------       ------------
      Total distributions declared to shareholders             $(36,589,057)      $ (3,686,240)
                                                               ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $332,230,172       $196,631,074
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                28,656,096          2,741,334
  Cost of shares reacquired                                    (315,137,560)      (191,833,455)
                                                               ------------       ------------
    Increase in net assets from Fund share transactions        $ 45,748,708       $  7,538,953
                                                               ------------       ------------
      Total increase in net assets                             $ 70,439,366       $ 23,983,435
Net assets:
  At beginning of period                                        404,328,727        380,345,292
                                                               ------------       ------------
  At end of period (including accumulated net investment
    loss and accumulated undistributed net investment income
    of $375,752 and $382,012, respectively)                    $474,768,093       $404,328,727
                                                               ============       ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------
Year Ended October 31,                                         1996           1995           1994*
-------------------------------------------------------------------------------------------------
                                                            Class A
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $18.16         $17.45         $15.00
                                                             ------         ------         ------
Income from investment operations# -
  Net investment loss(S)                                     $(0.07)        $ --           $(0.02)
  Net realized and unrealized gain on investments and
    foreign currency transactions                              2.73           0.93           2.47
                                                             ------         ------         ------
    Total from investment operations                         $ 2.66         $ 0.93         $ 2.45
                                                             ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.01)        $ --           $ --
  From net realized gain on investments and foreign
    currency transactions                                     (1.72)         (0.22)          --
                                                             ------         ------         ------
    Total distributions declared to shareholders             $(1.73)        $(0.22)        $ --
                                                             ------         ------         ------
Net asset value - end of period                              $19.09         $18.16         $17.45
                                                             ======         ======         ======
Total return(+)                                              15.73%          5.47%          16.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.58%          1.63%           1.57%+
  Net investment income (loss)                              (0.35)%          0.02%         (0.14)%+
Portfolio turnover                                              95%           149%           100%
Average commission rate###                                  $0.0130         $ --           $ --
Net assets at end of period (000 omitted)                  $172,106       $143,543       $131,503

  *For the period from the commencement of offering of Class A shares, November 18, 1993 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and ratios would have been:
    Net investment loss                                      $(0.09)        $ --           $(0.04)
    Ratios (to average net assets):
      Expenses##                                              1.68%          1.73%          1.67%+
      Net investment loss                                   (0.45)%        (0.08)%        (0.24)%+

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------
Year Ended October 31,                                         1996           1995           1994*
-------------------------------------------------------------------------------------------------
                                                            Class B
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period
                                                             $17.97         $17.32         $15.00
                                                             ------         ------         ------
Income from investment operations# -
  Net investment loss                                        $(0.21)        $(0.14)        $(0.15)
  Net realized and unrealized gain on investments and
    foreign currency transactions                              2.70           0.92           2.47
                                                             ------         ------         ------
    Total from investment operations                         $ 2.49         $ 0.78         $ 2.32
                                                             ------         ------         ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                               $(1.59)        $(0.13)        $ --
                                                             ------         ------         ------
Net asset value - end of period                              $18.87         $17.97         $17.32
                                                             ======         ======         ======
Total return                                                 14.77%          4.61%         15.47%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  2.39%          2.45%          2.39%+
  Net investment loss                                       (1.16)%        (0.80)%        (0.95)%+
Portfolio turnover                                              95%           149%           100%
Average commission rate###                                  $0.0130         $ --           $ --
Net assets at end of period (000 omitted)                  $282,668       $247,437       $236,971

  *For the period from the commencement of offering of Class B shares, November 18, 1993 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------
Year Ended October 31,                                         1996           1995           1994*
-------------------------------------------------------------------------------------------------
                                                            Class C
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $17.96         $17.34         $16.04
                                                             ------         ------         ------
Income from investment operations# -
  Net investment loss                                        $(0.20)        $(0.13)        $(0.13)
  Net realized and unrealized gain on investments and
    foreign currency transactions                              2.70           0.92           1.43
                                                             ------         ------         ------
    Total from investment operations                         $ 2.50         $ 0.79         $ 1.30
                                                             ------         ------         ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                               $(1.61)        $(0.17)        $ --
                                                             ------         ------         ------
Net asset value - end of period                              $18.85         $17.96         $17.34
                                                             ======         ======         ======
Total return                                                 14.88%          4.68%          8.10%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  2.32%          2.38%          2.31%+
  Net investment loss                                       (1.10)%        (0.72)%        (0.83)%+
Portfolio turnover                                              95%           149%           100%
Average commission rate###                                  $0.0130        $ --           $ --
Net assets at end of period (000 omitted)                   $19,994        $13,349        $11,872

  *For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Growth Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date. The Fund expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Fund by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $3,290,695 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions and $10,850 and $3,279,845 were reclassified to paid-in capital and accumulated net investment loss, respectively, due to differences between book and tax accounting for investment losses and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1996, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting was different from tax accounting due to temporary differences in accounting for passive foreign investment companies, short-term capital gains and currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Oechsle International Advisers, L.P. ("Oechsle"), a Delaware Limited Partnership, and Batterymarch Financial Management, Inc. ("Batterymarch"), a Maryland corporation, to assist in the performance of its services. Effective April 1, 1996, Foreign & Colonial Management Limited and its subsidiary, Foreign & Colonial Emerging Markets Limited, replaced Batterymarch as a sub-adviser to the Fund. Effective November 1, 1996, Oechsle was terminated as a sub-adviser to the Fund.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,202 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $80,312 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $74,728 for the year ended October 31, 1996. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $79,446 and $16,824 for Class B and Class C shares, respectively, for the year ended October 31, 1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $1,528, $538,744, and $1,141 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $406,387,052 and $424,126,648, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $424,065,523
                                                                 ============
Gross unrealized appreciation                                    $ 75,936,798
Gross unrealized depreciation                                     (28,972,568)
                                                                 ------------
  Net unrealized appreciation                                    $ 46,964,230
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
Year Ended         October 31, 1996               October 31, 1995
                   ----------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold          13,198,505    $248,410,300     5,928,735    $101,800,639
Shares issued to
 shareholders in
 reinvestment of
 distributions          703,305      12,156,888        80,625       1,312,572
Shares reacquired   (12,790,324)   (241,363,733)   (5,642,373)    (97,398,576)
                     ----------    ------------     ---------    ------------
  Net increase        1,111,486    $ 19,203,455       366,987    $  5,714,635
                     ==========    ============     =========    ============

Class B Shares
Year Ended         October 31, 1996               October 31, 1995
                   ----------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           3,986,473    $ 73,258,330     5,294,273    $ 88,484,082
Shares issued to
 shareholders in
 reinvestment of
 distributions          923,243      15,760,023        83,849       1,359,205
Shares reacquired    (3,703,963)    (68,245,006)   (5,291,911)    (89,028,777)
                      ---------    ------------     ---------    ------------
  Net increase        1,205,753    $ 20,773,347        86,211    $    814,510
                      =========    ============     =========    ============

Class C Shares
Year Ended         October 31, 1996               October 31, 1995
                   ----------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             574,128     $10,561,542       375,273     $ 6,346,353
Shares issued to
 shareholders in
 reinvestment of
 distributions           43,379         739,185         4,294          69,557
Shares reacquired      (300,073)     (5,528,821)     (320,994)     (5,406,102)
                        -------     -----------       -------     -----------
  Net increase          317,434     $ 5,771,906        58,573     $ 1,009,808
                        =======     ===========       =======     ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $5,032.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1996 the Fund did not hold any of these financial instruments.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 1.11% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                               Date of
Description                                                 Acquisition       Shares         Cost         Value
---------------------------------------------------------------------------------------------------------------
Fleming Russia Securities Fund, Preferred                       7/07/95      110,200   $  892,620    $1,116,326
India Gateway Fund Ltd.                                 6/02/94-2/02/96      107,000      941,870       520,020
India Gateway Fund Ltd., Warrants                               6/02/94       16,000           --            --
International Business Communications Systems, Inc.             8/29/95       40,300      399,776       399,776
Korea Europe Fund                                      11/02/94-1/09/96           42      186,125       126,000
Moneda Chile Fund Ltd.                                          8/22/95       63,000      630,000       567,000
Thai Euro Fund                                         6/12/96-10/25/96       85,000    2,817,562     2,530,450
                                                                                                     ----------
                                                                                                     $5,259,572
                                                                                                     ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VIII and Shareholders of MFS World Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Growth Fund (a series of MFS Series Trust VIII) as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and 1995, and the financial highlights for the years ended October 31, 1996 and 1995 and for the period from November 18, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Growth Fund at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 29, 1996

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD GROWTH FUND

TRUSTEES                                               ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President             James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor;                 CUSTODIAN
Former Chairman and Director (until 1991),             Deloitte & Touche LLP
Massachusetts Financial Services Company;
Director, Cambridge Bancorp;                           AUDITORS
Director, Cambridge Trust Company                      Ernst & Young LLP

Marshall N. Cohan - Private Investor                   INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac              call toll free: 1-800-637-4458
Surgery, Brigham and Women's Hospital;                 anytime from a touch-tone telephone.
Professor of Surgery, Harvard Medical School
                                                       For information on MFS mutual funds,
The Hon. Sir J. David Gibbons, KBE - Chief             call your financial adviser or, for an
Executive Officer, Edmund Gibbons Ltd.;                information kit, call toll free:
Chairman, Bank of N.T. Butterfield & Son Ltd.          1-800-637-2929 any business day from
                                                       9 a.m. to 5 p.m. Eastern time (or leave
Abby M. O'Neill - Private Investor;                    a message anytime).
Director, Rockefeller Financial Services, Inc.
(investment advisers)                                  INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Walter E. Robb, III - President and Treasurer,         P.O. Box 2281
Benchmark Advisors, Inc. (corporate financial          Boston, MA 02107-9906
consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee,                For general information, call toll free:
Landmark Funds (mutual funds)                          1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,                For service to speech- or hearing-impaired,
Massachusetts Financial Services Company               call toll free: 1-800-637-6576 any business
                                                       day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,           (To use this service, your phone must
Massachusetts Financial Services Company               be equipped with a Telecommunications
                                                       Device for the Deaf.)
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Ward Smith  - Former Chairman (until 1994),            (1-800-637-8255) anytime from a touch-tone
NACCO Industries; Director, Sundstrand Corporation     telephone.

INVESTMENT ADVISER                                     WORLD WIDE WEB
Massachusetts Financial Services Company               www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.                             [DALBAR       For the third year in a row,
500 Boylston Street                                      LOGO]         MFS earned a #1 ranking in
Boston, MA 02116-3741                                  TOP RATED      DALBAR, Inc. Broker/Dealer
                                                        SERVICE      Survey, Main Office Operations
PORTFOLIO MANAGERS                                                  Service Quality Category. The
John W. Ballen*                                        firm achieved a 3.48 overall score on a
David Mannheim*                                        scale of 1 to 4 in the 1996 survey. A total
Toni Y. Shimura*                                       of 110 firms responded, offering input on the
                                                       quality of service they received from 29
TREASURER                                              mutual fund companies nationwide. The survey
W. Thomas London*                                      contained questions about service quality in
                                                       15 categories, including "knowledge of phone
ASSISTANT TREASURER                                    service contacts," "accuracy of transaction
James O. Yost*                                         processing," and "overall ease of doing
                                                       business with the firm."
SECRETARY
Stephen E. Cavan*

*Affiliated with the Investment Adviser

                                                             -------------
MFS(R) WORLD GROWTH FUND       [DALBAR LOGO: #1              BULK RATE
                                TOP RATED SERVICE]           U.S. POSTAGE
                                                             PAID
500 Boylston Street                                          PERMIT #55638
Boston, MA 02116                                             BOSTON, MA
                                                             -------------



[LOGO: M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)]


(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      MWF-2 12/96 86M 09/209/309